Exhibit 10.1
SEVENTH MODIFICATION AGREEMENT
This SEVENTH MODIFICATION AGREEMENT (the "Agreement") is made effective as of May 31, 2017, by and among FRANKLIN COVEY CO., a Utah corporation ("Borrower"), each undersigned Guarantor (together with Borrower, each a "Loan Party" and collectively, the "Loan Parties"), and JPMORGAN CHASE BANK, N.A., a national banking association ("Lender").
RECITALS:
A.            Lender has previously extended to Borrower one or more loans (collectively, the "Loan") pursuant to an Amended and Restated Credit Agreement dated as of March 14, 2011 between Borrower and Lender (as amended and modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.
B.            Repayment of the Loan is guaranteed pursuant to the terms of an Amended and Restated Repayment Guaranty dated as of March 14, 2011 (as amended and modified from time to time, the "Guaranty"), executed by FRANKLIN DEVELOPMENT CORPORATION, a Utah corporation, FRANKLIN COVEY TRAVEL, INC., a Utah corporation, and FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation (individually and collectively, as the context requires, and jointly and severally, "Guarantor"), in favor of Lender.
C.            The Loan is secured by, among other things, the Security Documents identified in the Credit Agreement.
D.            The Credit Agreement, Note, Guaranty, Security Documents and all other agreements, documents, and instruments governing, evidencing, securing, guaranteeing or otherwise relating to the Loan, as modified from time to time, including, without limitation, in this Agreement, are sometimes referred to individually and collectively as the "Loan Documents."
E.            Subject to the terms and conditions contained herein, Borrower and Lender now desire to modify the Loan Documents to: (i) extend the maturity date of the Revolving Loan from March 31, 2019 to March 31, 2020 by amending and restating the term "Revolving Loan Maturity Date" set forth in the Credit Agreement; and (ii) make such other modifications as are set forth herein.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.            ACCURACY OF RECITALS. Each of the Loan Parties acknowledges the accuracy of the Recitals which are incorporated herein by reference.
2.            MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are modified and amended as of the date hereof as follows:
(a)            Revolving Loan Maturity Date Extension. The definition of "Revolving Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Revolving Loan Maturity Date" means March 31, 2020.
(b)            Conforming Modifications. Each of the Loan Documents is modified to be consistent herewith and to provide that it shall be a default or an event of default thereunder if any Loan Party shall fail to comply with any of the covenants of any Loan Party contained herein or if any representation or warranty by any Loan Party contained herein or in the documents delivered in connection herewith by any Loan Party is materially incomplete, incorrect, or misleading as of the date hereof. In order to further effect certain of the foregoing modifications, Borrower and Guarantor agree to execute and deliver such other documents or instruments as Lender reasonably determines are necessary or desirable.
(c)            References. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein or as modified on or about the date hereof.
3.            RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
4.            FEES AND EXPENSES.
(a)            Fees and Expenses. In consideration of Lender's agreement to amend the Loan Documents as set forth herein, and in addition to any other fees or amounts payable by Borrower hereunder, Borrower has agreed to pay to Lender (i) all legal fees and expenses incurred by Lender in connection herewith; and (ii) all other costs and expenses incurred by Lender in connection with executing this Agreement and otherwise modifying the Loan Documents. Borrower acknowledges and agrees that such fees are fully earned and nonrefundable as of the date this Agreement is executed and delivered by the parties hereto.
(b)            Method of Payment. Such fees shall be paid by Borrower to Lender on the date hereof or at such later date as such fees, costs and expenses are incurred by Lender. Borrower and Lender agree and acknowledge that the foregoing shall not relieve Borrower of its obligation to make future monthly payments of interest and other amounts as required under the terms of the Loan.
5.            BORROWER AND GUARANTOR REPRESENTATIONS AND WARRANTIES. Each of Borrower and Guarantor represents and warrants to Lender:  (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing; (b) There has been no material adverse change in the financial condition of Borrower or Guarantor or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender; (c) Each and all representations and warranties of Borrower and Guarantor in the Loan Documents are accurate on the date hereof (except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct as of such date); (d) Neither Borrower nor Guarantor has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein; (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their terms; (f) Each of Borrower and each Guarantor is validly existing under the laws of the State of its formation or organization, has not changed its legal name as set forth above, and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein; (g) The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower and Guarantor; and (h) This Agreement has been duly executed and delivered on behalf of Borrower and Guarantor.
6.            BORROWER AND GUARANTOR COVENANTS. Each of Borrower and Guarantor covenants with Lender:
(a)            Each of Borrower and Guarantor shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.
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                                (b)            Each of Borrower and Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that either Borrower or Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
(c)            Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Lender all of the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
(d)            On or prior to the execution and delivery of this Agreement, each of Borrower and Guarantor shall have executed and delivered, or caused to be executed and delivered, to Lender, each in form and substance satisfactory to Lender, such other documents, instruments, resolutions, subordinations, and other agreements as Lender may require in its sole discretion, including, without limitation, the documents set forth on Schedule 1 attached hereto.
7.            EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Agreement until (a) Lender has executed and delivered this Agreement to Borrower and Guarantor, (b) each of Borrower and Guarantor has performed all of the obligations of Borrower and Guarantor under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any, (c) Borrower has paid all fees and costs required under Section 4 hereof, and (d) each Guarantor has executed and delivered to Lender a Consent and Agreement of Guarantor in form and content acceptable to Lender.
8.            INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Guarantor and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.
9.            BINDING EFFECT. The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower, Guarantor and Lender and their successors and assigns; provided, however, neither Borrower nor Guarantor may assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.
10.            INTENTIONALLY OMITTED.
11.            GOVERNING LAW. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.
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                12.            COUNTERPART EXECUTION; EFFECTIVENESS.
(a)            This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Except as provided in Sections 6 and 7, this Agreement shall become effective when it shall have been executed by Lender and when Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(b)            Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document.  The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any  document to be signed in connection with this Agreement or any other Loan Document and the transactions contemplated hereby or thereby shall be deemed to include electronic signatures (which, for purposes of this Section means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Left Blank]
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DATED as of the date first above stated.
FRANKLIN COVEY CO.
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: Executive Vice President and Chief Financial Officer
                                                                                "Borrower"
FRANKLIN DEVELOPMENT CORPORATION
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
FRANKLIN COVEY TRAVEL, INC.
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
FRANKLIN COVEY CLIENT SALES, INC.
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
                                                                                "Guarantor"

JPMORGAN CHASE BANK, N.A.
a national banking association
By:     /s/ Anthony Nielsen
Name: Anthony Nielsen
Title:  Authorized Officer
                                                                                "Lender"

SCHEDULE 1
SEVENTH MODIFICATION
 CLOSING DOCUMENTS
1.	Seventh Modification Agreement
2.	Consent and Agreement of Guarantor